UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2011

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2011, Cabela’s Incorporated (the “Company”) announced that, effective July 1, 2011, Patrick A. Snyder, the Company’s Executive Vice President and Chief Marketing Officer, will transition from his current position and will become a special advisor to the Chief Executive Officer.  A copy of the June 10, 2011, press release announcing Mr. Snyder’s planned transition is attached hereto as Exhibit 99 and incorporated herein by reference.

On June 9, 2011, in connection with Mr. Snyder’s transition, the Company entered into an Executive Employment Agreement (the “Employment Agreement”) with Mr. Snyder.  The table below summarizes the key terms of the Employment Agreement.

Term	Through July 13, 2013, with a Company option to extend through March 31, 2014.

Position and Duties	Special advisor to the Chief Executive Officer.

Base Salary

Through December 31, 2011	Annual base salary of $486,875.

January 1, 2012 through December 31, 2012	Annual base salary of $243,438.

January 1, 2013 through July 13, 2013	Annual base salary of $121,719.

July 13, 2013 through March 31, 2014	Annual base salary of $121,719 payable only if the Company exercises its option to extend the term of the Employment Agreement through March 31, 2014.

Bonuses

Fiscal 2011
Floor bonus opportunity of $243,438, target bonus opportunity of $486,875, maximum bonus opportunity of $608,594, and stretch bonus opportunity of $730,313 based on the Company’s achievement of applicable business performance objectives.

Fiscal 2012	Fifty percent of 2012 annual base salary based on the Company’s achievement of applicable business performance objectives.

Fiscal 2013
Twenty-five percent of 2013 annual base salary based on the Company’s achievement of applicable business performance objectives.  Only payable if Mr. Snyder remains employed by the Company through December 31, 2013.

Obligations of Company upon Termination

Good Reason, other than Cause, Disability
Subject to Mr. Snyder’s execution of a release, upon termination of Mr. Snyder’s employment by the Company without cause or by Mr. Snyder for good reason or as a result of Mr. Snyder’s death or disability, Mr. Snyder is entitled to:

• Accrued and unpaid obligations (including base salary and unreimbursed business expenses);

• Severance equal to the amount of base salary Mr. Snyder would have received through the end of the term of the Employment Agreement; and • Accelerated vesting of outstanding equity awards.
Cause other than for Good Reason
In the event the Company terminates Mr. Snyder’s employment for cause or Mr. Snyder terminates employment without good reason, Mr. Snyder is entitled to accrued, unpaid base salary, unreimbursed business expenses, and other items earned by and owed to Mr. Snyder.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10 hereto and incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting of Shareholders held on June 8, 2011 (the “Annual Meeting”), the shareholders of the Company approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to eliminate supermajority voting and outdated references to the Company’s historic classified board structure.  The shareholders also approved amendments to the Certificate to eliminate the class of nonvoting common stock.  Effective June 8, 2011, the Company’s Board of Directors (the “Board”) amended and restated the Company’s Bylaws to amend Article 8 of the Company’s Bylaws to eliminate supermajority voting.

The foregoing description of the amendments to the Certificate and the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation of Cabela’s Incorporated and Amended and Restated Bylaws of Cabela’s Incorporated, copies of which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

Shareholders voted on the matters set forth below at the Annual Meeting.

1.	Election of Directors: The ten nominees for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Theodore M. Armstrong	60,124,746	685,916	28,394	5,181,949
Richard N. Cabela	58,931,212	1,895,929	11,915	5,181,949
James W. Cabela	58,942,428	1,884,713	11,915	5,181,949
John H. Edmondson	60,138,469	672,565	28,022	5,181,949
John Gottschalk	59,456,704	1,230,631	151,721	5,181,949
Dennis Highby	56,788,761	4,031,177	19,118	5,181,949
Reuben Mark	60,445,522	365,275	28,259	5,181,949
Michael R. McCarthy	59,202,563	1,608,420	28,073	5,181,949
Thomas L. Millner	59,740,141	1,083,338	15,577	5,181,949
Beth M. Pritchard	60,193,667	474,853	170,536	5,181,949

2.
Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2011 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
64,633,836	485,584	901,585	0

3.	Advisory Vote on Executive Compensation (Say on Pay): The advisory vote on executive compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
60,594,122	178,348	66,586	5,181,949

4.	Advisory Vote on the Frequency of Say on Pay Votes: The Company’s shareholders approved every three years as the frequency of say on pay votes based upon the following votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
34,086,098	155,681	26,522,318	74,959	5,181,949

5.
Amendments to Certificate to Eliminate Supermajority Voting and Outdated References to Classified Board of Directors:  The proposal to amend the Certificate to eliminate supermajority voting and outdated references to the Company’s historic classified board structure was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,387,587	3,575,481	57,937	0

6.	Amendments to Certificate to Eliminate Nonvoting Common Stock: The proposal to amend the Certificate to eliminate the class of nonvoting common stock was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
65,314,670	447,996	258,339	0

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Cabela’s Incorporated
3.2	Amended and Restated Bylaws of Cabela’s Incorporated
10	Executive Employment Agreement dated June 9, 2011, between Cabela’s Incorporated and Patrick A. Snyder
99	Press release dated June 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: June 14, 2011	By:	/s/ Ralph W. Castner
Ralph W. Castner
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Cabela’s Incorporated
3.2	Amended and Restated Bylaws of Cabela’s Incorporated
10	Executive Employment Agreement dated June 9, 2011, between Cabela’s Incorporated and Patrick A. Snyder
99	Press release dated June 10, 2011